Exhibit 10.14

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of July 15, 2003 (the "Effective Date"), by and among HELMERICH & PAYNE INTERNATIONAL DRILLING CO., a Delaware corporation (the "Borrower"), HELMERICH & PAYNE, INC., a Delaware corporation (the "Parent"), the Persons identified as a "Lender" on the signature pages of this Amendment (the "Lenders"), and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), with reference to the following:

RECITALS

A.        The Borrower, the Parent, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated July 16, 2002 (the "Credit Agreement"). Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings assigned to them in the Credit Agreement, and the rules of construction set forth in the Credit Agreement shall also govern the construction and interpretation of this Amendment.

B.         Pursuant to the Credit Agreement, the Lenders established the Facility in favor of the Borrower.

C.        The Borrower has requested that the Lenders (i) extend the Revolving Commitment Termination Date to July 13, 2004, (ii) extend the Facility Maturity Date to June 30, 2006, and (iii) increase the LOC Committed Amount from $25,000,000 to $35,000,000.

D.        The Lenders have agreed to the foregoing requests, subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby amend the Credit Agreement as follows:

1.	EXTENSION OF THE FACILITY. As of the Effective Date:

(i)        the Revolving Commitment Termination Date as defined in Section 1.1 of the Credit Agreement is extended to July 13, 2004 and the definition of "Revolving Commitment Termination Date" appearing in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

"Revolving Commitment Termination Date" means July 13, 2004, or such later date to which the Revolving Commitment Termination Date may be extended from time to time pursuant to Section 2.5(c).

(ii)       the Facility Maturity Date is extended to June 30, 2006, and the reference to "June 30, 2005" appearing in the definition of "Facility Maturity Date" in Section 1.1 of the Credit Agreement is amended to read "June 30, 2006";

2.         INCREASE OF LOC COMMITTED AMOUNT. As of the Effective Date, the amount of the LOC Committed Amount shall be increased to $35,000,000. Accordingly, the reference to "$25,000,000" appearing in the definition of "LOC Committed Amount" in Section 1.1 of the Credit Agreement is amended to read "$35,000,000."

3.        CONDITIONS PRECEDENT. The modifications to the Credit Agreement set forth in this Amendment shall be effective from and after the Effective Date, but only when each of the following conditions precedent shall have been satisfied:

A.        Execution of Documents. This Amendment and such other documents or instruments as may be contemplated by this Amendment or as may be reasonably necessary to effectuate the intent and purposes of this Amendment shall have been duly and validly authorized, and executed by the parties thereto and delivered to the Administrative Agent, all in form and substance satisfactory to the Lenders.

B.        No Defaults. There shall not have occurred or be continuing any Default or Event of Default.

C.        Legal Matters. All legal matters incident to this Amendment and the transactions contemplated hereby shall be satisfactory to the Administrative Agent and each of the Lenders.

4.         REPRESENTATIONS AND WARRANTIES. The Borrower and the Parent confirm that (i) except as forth in Schedules 6.12(ii) and 6.13(d) attached hereto (relating to the representations and warranties set forth in Sections 6.12(ii) and 6.13(d), respectively, of the Credit Agreement) and except for the fact that the spin-off of Cimarex Energy Co. and related entities was consummated on September 30, 2002, all representations and warranties made by each of the Borrower and the Parent for themselves or on behalf of a Credit Party in Article VI of the Credit Agreement are and will be true and correct on the Effective Date (with the dates appearing in the first sentence of Section 6.5 thereof being changed to read September 30, 2000, September 30, 2001, and September 30, 2002, and March 31, 2003, respectively, and the date appearing in the final sentence of Section 6.5 thereof being changed to read September 30, 2002), and all of such representations and warranties are hereby remade and restated as of the date hereof and shall survive the execution and delivery of this Amendment, and (ii) except as set forth in Schedules 2.6(a) and 7.6 attached hereto, all of the schedules incorporated into and forming a part of the Credit Agreement are true, accurate and complete in all material respects as of the Effective Date.

5.	GENERAL.

A.        Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Credit Agreement. Except as amended, modified and supplemented by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Credit Agreement or any other Credit Document, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the "Credit Agreement" appearing in any of the Credit Documents shall hereafter be deemed references to the Credit Agreement as amended, modified and supplemented by this Amendment. The Borrower and the Parent each hereby reaffirm all Credit Documents to which it is a party, and acknowledge that such Credit Documents will continue in full force and effect, unabated and uninterrupted, and will remain its valid and binding obligations, enforceable in accordance with their terms.

B.        Schedules. Schedules 6.12(ii) and 6.13(d) attached hereto are hereby incorporated into the Credit Agreement with the same designations, and Schedules 2.6(a) and 7.6 attached hereto are hereby substituted for the corresponding schedules to the Credit Agreement.

C.        Revolving Commitment Amount. The amount of each Lender's Revolving Commitment shall remain the same and is set forth on the signature pages to this Amendment.

D.        No Course of Dealing. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on any of the Lenders' part to grant other or future extensions or modifications, should any be requested.

E.        Descriptive Headings. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

F.        Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma.

G.        Reimbursement of Expenses. The Borrower and the Parent agree, jointly and severally, to pay the reasonable fees and out-of-pocket expenses of Crowe & Dunlevy, counsel to the Administrative Agent, incurred in connection with the preparation of this Amendment and the consummation of the transactions contemplated hereby and thereby.

H.        Counterpart Execution. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof and all of which shall be but one and the same original instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE

PAGES TO FOLLOW.]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written, effective as of the Effective Date.

BORROWER:	HELMERICH & PAYNE INTERNATIONAL

DRILLING CO.,

a Delaware corporation

By:	__________________________
Name:	Douglas E. Fears
Title:	Vice President

PARENT:	HELMERICH & PAYNE, INC.,

a Delaware corporation

By:	__________________________
Name:	Douglas E. Fears
Title:	Vice President

ADMINISTRATIVE AGENT:	BANK OF OKLAHOMA, NATIONAL

ASSOCIATION

By:	____________________________
Name:	__________________________
Title:	__________________________

LENDERS:	BANK OF OKLAHOMA, NATIONAL

ASSOCIATION

By:	____________________________
Name:	__________________________
Title:	__________________________

Revolving Commitment:

$50,000,000

WELLS FARGO BANK TEXAS, N.A.

By:	____________________________
Name:	____________________________
Title:	__________________________

Revolving Commitment:

$30,000,000

MIDFIRST BANK

By:	____________________________
Name:	____________________________
Title:	__________________________

Revolving Commitment:

$20,000,000

UMB BANK, N.A.

By:	____________________________
Name:	____________________________
Title:	__________________________

Revolving Commitment:

$15,000,000

COMMERCE BANK, N.A.

By: ________________________

Name: ______________________

Title: _______________________

Revolving Commitment:

$10,000,000

List of Additional and Replacement Schedules

Schedule 2.6(a)	-	Existing Letters of Credit
Schedule 6.12(ii)	-	ERISA Matters
Schedule 6.13(d)	-	Regulation O
Schedule 7.6	-	Insurance

SCHEDULE 2.6(a)

EXISTING LETTERS OF CREDIT

Letters of Credit:

BOK00SDF06739

Amount:	$12,000,000.00
Expiry:	03/09/04
Beneficiary:	National Union Fire (AIG)

BOK00SIF05082

Amount:	$1,087,260.00
Expiry:	12/30/03
Beneficiary:	Banco Bisa Lapaz Bolivia

SCHEDULE 6.12(ii)

ERISA Matters

As of September 30, 2002, Helmerich & Payne, Inc. Employees Retirement Plan benefit obligations totaled $68,134,000 and the value of plan assets totaled $48,286,000.

SCHEDULE 6.13(d)

Regulation O

Ms. Paula Marshall-Chapman and Mr. L. F. Rooney, III are directors of both the Parent and Bank of Oklahoma, NA.

SCHEDULE 7.6

Insurance